UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018

UNITED NATURAL FOODS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21531	05-0376157
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

313 Iron Horse Way, Providence, RI 02908
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (401) 528-8634

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2018, United Natural Foods, Inc., a Delaware corporation (the "Company"), announced that Sean Griffin will retire from his current role as Chief Operating Officer of the Company, effective August 1, 2018. The Company expects that Mr. Griffin will remain an employee of the Company until his expected retirement on October 1, 2018. Following his retirement, Mr. Griffin plans to remain engaged with the Company as a strategic advisor.

Mr. Griffin will continue to receive his current base salary through his last date of employment. In connection with Mr. Griffin’s retirement and his agreeing to remain with the Company beyond his preferred retirement date of August 1, 2018, the Compensation Committee of the Board of Directors of the Company on May 10, 2018 approved (i) the acceleration of the vesting of any outstanding time-based vesting restricted stock units previously issued to Mr. Griffin that remain unvested as of October 1, 2018 and (ii) the payment of a lump sum amount of up to $75,000 to Mr. Griffin related to transition assistance to be provided by him to the Company following August 1, 2018. Mr. Griffin will forfeit all of the performance-based vesting restricted stock units issued to him in September 2017 with performance criteria tied to the Company’s 2019 fiscal year.

In connection with Mr. Griffin’s retirement, the Company’s Board of Directors on May 10, 2018 appointed Christopher P. Testa to become the President, UNFI effective August 1, 2018. In connection with his appointment as President, UNFI, the Compensation Committee of the Company’s Board of Directors approved increasing Mr. Testa’s annual base salary to $450,000 effective as of August 1, 2018. In addition, the Compensation Committee approved increasing Mr. Testa’s target payout percentage of his base salary under the Company’s fiscal year 2019 annual cash incentive plan to 75% and his participation level under the Company’s equity incentive plan at target level payout for fiscal 2019 to 200% of his base salary.

Item 7.01     Regulation FD Disclosure

A copy of the press release relating to Mr. Griffin's retirement issued by the Company on May 14, 2018 is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release of United Natural Foods, Inc. dated May 14, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATURAL FOODS, INC.

By:	/s/ Michael P. Zechmeister
Name:	Michael P. Zechmeister
Title:	Chief Financial Officer

Date:    May 14, 2018